SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 20, 2008
ALLIANCE BANCSHARES CALIFORNIA
(Exact Name of Registrant as Specified in its Charter)

California (State or Other Jurisdiction of Incorporation)	000-33455 (Commission File Number)	91-2124567 (I.R.S. Employer Identification No.)
100 Corporate Pointe
Culver City, CA 90230
(Address of Principal Executive Offices)
(310) 410-9281
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers
SIGNATURES

Item 5.02 Departure of Directors or Certain Officers
     David Holmes, Executive Vice President/Regional Banking Centers, retired on June 20, 2008. Mr. Holmes, 67, had been employed by Alliance Bank since 1998. His wife just retired, and they sold their home in Orange County, California and are relocating to the Central Coast of California to be nearer family.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 23, 2008	ALLIANCE BANCSHARES CALIFORNIA
	By:	/s/ Curtis S. Reis
Curtis S. Reis
Chairman and Chief Executive Officer

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